Significant Accounting Policies	12 Months Ended
Dec. 31, 2016
Accounting Policies [Abstract]
Significant Accounting Policies

2. Significant Accounting Policies

Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Significant accounting policies followed by the Company in the preparation of the accompanying consolidated financial statements are summarized below.

Principles of consolidation

The accompanying consolidated financial statements include the accounts of Gravity and the following subsidiaries (collectively referred to as the “Company”). All intercompany balances and transactions have been eliminated in the consolidation.

Subsidiary	Year of Establishment	Year of Obtaining Control	Percentage of Ownership (%)
Gravity Interactive, Inc.	2003	2003	100.00
Gravity Entertainment Corporation	2003	2004	100.00
NeoCyon, Inc.	2000	2005	96.11
Gravity Games Corporation	2003	2010	85.50

Investments in entities where the Company holds more than 20% but less than 50% ownership or over which the Company has significant management influence are accounted for using the equity method of accounting and the Company’s share of the investee’s operations is included in equity method investments.

The Company recorded its initial investments at cost and records its pro rata share of the earnings or losses in the results of operations of the equity method investees.

Use of estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Significant items subject to such estimates and assumptions include useful lives of property and equipment, salvage values and recovery of property and equipment; recoverability of goodwill and intangible assets; valuation allowances for receivables, realization of deferred income tax assets, and estimated life cycle of game users. Actual results could differ materially from the estimates and assumptions used.

Risks and uncertainties

Industry and revenue

The industry in which the Company operates is subject to a number of industry-specific risks, including, but not limited to, rapidly changing technologies; significant numbers of new competitive entrants; dependence on key individuals; competition from similar products from larger companies; change in customer preferences; the need for the continued successful development, marketing, and selling of its products and services; and the need for positive cash flows from operations. The Company depends on one key product, “Ragnarok Online,” for most of its revenues.

During the years ended December 31, 2014, 2015 and 2016, the Company generated 84%, 87% and 88% of its revenues from countries in Asia, respectively.

As of December 31, 2014, 2015 and 2016, GungHo Online Entertainment, Inc. and LG Electronics Inc. were customers whose related accounts receivable and total revenues exceeded 10% of the Company’s total accounts receivable or total revenues. Proportions are as follows:

		2014		2015		2016
Country	Customer	Accounts Receivable	Revenues	Accounts Receivable	Revenues	Accounts Receivable	Revenues
Japan	GungHo Online Entertainment, Inc.	25%	28%	23%	27%	9%	21%
Korea	LG Electronics Inc.	15%	8%	11%	12%	8%	8%

The amounts included within the accounts receivable balance as of December 31, 2016 are ~~W~~1,080 million and ~~W~~1,013 million from GungHo Online Entertainment, Inc. and LG Electronics Inc., respectively.

Concentrations of credit risk

Cash and cash equivalents, short-term financial instruments and accounts receivables are potentially subject to concentration of credit risk. Cash and cash equivalents and short-term financial instruments are placed with several financial institutions, of which approximately 30.60%, 25.34% and 24.54% of such amounts are held at three financial institutions, respectively, as of December 31, 2016. Accounts receivables are due from several payment gateway companies, of which approximately 45.53% of such amounts are due from one payment gateway company as of December 31, 2016.

Revenue recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, the product or the service has been delivered or rendered, the price is fixed or determinable, and collection of the resulting receivable is reasonably assured.

The Company derives most of its revenues from online game subscription revenue mainly from Ragnarok Online paid by users in Korea, Taiwan, the United States and Canada, and royalties and license fees paid by the licensees of the Company in overseas markets.

Online games—subscription revenue

Players can access certain games free of charge, but may purchase game points to acquire in-game premium features. Subscription revenue consists of revenues from (i) micro-transactions, (ii) subscription fees from Internet cafés and (iii) premium services for individual PC users. Micro-transaction fees for consumable in-game items are deferred when such in-game items are purchased by users and recognized as revenue when the purchased in-game items are used in the games while those for permanent in-game items are recognized ratably as revenues over the estimated life cycle of game users. Micro-transaction fees for in-game items with limited time period are deferred and recognized as revenue in proportion to the number of days lapsed. All online game subscription fees and premium service fees are prepaid. Prepaid subscription fees from Internet cafés are deferred and recognized as revenue on a monthly basis based on actual hours used. Prepaid premium service fees from individual PC users are deferred and recognized as revenue on a monthly basis in proportion to the number of days lapsed.

Online games—royalties and license fees

The Company licenses the right to develop, sell and distribute its games in exchange for an initial prepaid license fee and guaranteed minimum royalty payments. The prepaid license fee revenues are recorded as deferred revenue and recognized ratably over the license period. If license agreements are renewed upon expiration of their terms, renewed license fees are deferred and recognized ratably over the new license period.

The Company generally provides its licensees with minimal post-contract customer support on its software products, consisting of technical support and occasional unspecified upgrades, or enhancements during the contract term. The estimated costs of providing such support are insignificant and sufficient vendor-specific evidence does not exist to allocate the revenue from software and related integration projects to the separate elements of such projects, therefore all license revenue is recognized ratably over the life of the contract.

The guaranteed minimum royalty payments are recorded as deferred revenue and recognized as the royalties are earned. In addition, the Company receives a royalty payment based on a specified percentage of the licensees’ sales, including game item revenues. These royalties that exceed the guaranteed minimum royalty are recognized on a monthly basis, as the related revenues are earned by the licenses.

Mobile games and applications revenue

Mobile games and applications revenue consists of (i) revenues from micro-transactions that users pay in cases where the Company directly provides mobile games services to users, such as in Korea and Taiwan; (ii) license fees and/or guaranteed minimum royalty payments, and royalty revenues from the Company’s licensees to which it licenses the right to market and distribute its mobile games in overseas countries; (iii) contract prices, which are related to various development services and products provided by the Company to third parties, such as developing games embedded in mobile phones, mobile applications, and sound for mobile phones and appliances; (iv) revenues from mobile games operation service for third parties; and (v) revenues from third parties that license the Company’s original intellectual property to develop and distribute mobile games.

Micro-transaction fees for in-game items are deferred when such in-game items are purchased by users and recognized ratably as revenues over the estimated life cycle of game users. License fees are deferred and recognized ratably as revenue over the license period. Royalty revenues are based on an agreed percentage of each of the licensees’ revenues based on the licensees’ sales from mobile games. Intellectual property royalty revenues from third parties including any guaranteed minimum amounts are recognized ratably as revenue over the terms of the license agreement. Contract prices are recognized when the products or services have been delivered or rendered and the customers can begin use in accordance with the contractual terms. Revenues from mobile games operation service are based on an agreed percentage of each of the licensors’ revenues based on the licensor’s sales from the mobile games the Company operates on their behalf and recognized on a monthly basis after the licensor confirms its revenues based on the licensor’s sales from the relevant mobile games during the month.

Mobile application development service revenues are recognized by measuring progress-to-completion under the percentage-of-completion method. If the Company does not have a sufficient basis to measure progress towards completion, revenues are recognized when it receives final acceptance from the customer that the services have been completed.

Character merchandising, animation and other revenue

Character merchandising, animation and other revenue consists of revenue from sales of console games, game character merchandising, animation and other services, including sales of goods related to mobile phones and website development and operation services for third parties.

Revenue from sales of console games is derived from a specified percentage of the publisher’s sales after deductibles, including payments to the platform holder and others, and recognized on a quarterly basis as they are earned by the publisher. Royalty payments from game character merchandising are recognized on a quarterly basis as they are earned by the licensee. Contract prices for the Company’s services provided to third parties are recognized when the products or services have been delivered or rendered and the customers can begin their use in accordance with the contractual terms.

The Company also sells goods related to mobile phones, such as accessories or provides contracted services, which is recorded in other revenue. The Company records these sales of goods when delivery has occurred and collectability of the fixed or determinable sales price is reasonably assured.

Cash and cash equivalents

Cash and cash equivalents consist of cash and time deposits with maturities of three months or less when acquired.

Short-term financial instruments

Short-term financial instruments primarily include time deposits placed with financial institutions which have an original maturity of greater than three months but less than one year.

Allowance for doubtful accounts

The Company maintains allowances for doubtful accounts based upon the following information: an aging analysis of existing accounts receivable, historical write-off experience, repayment patterns, creditworthiness of its customers, and industry trend analysis.

The payment processing service providers are responsible for remitting to the Company the full subscription revenues generated in Korea after deducting their fixed service fees and charges, which range from approximately 1.4% to 15% and risk of loss or delinquencies are borne by such payment processing service providers.

Property and equipment

Property and equipment are stated at cost, less accumulated depreciation. Depreciation for property and equipment is computed using the straight-line method over the following estimated useful lives:

Computer and equipment	4 years
Furniture and fixtures	4 years
Software	3 years
Vehicles	4 years

Leasehold improvements are depreciated on a straight-line basis over the estimated useful life of the assets or the lease term, whichever is shorter.

Routine maintenance and repairs are charged to expense as incurred. Expenditures which enhance the value or extend the useful lives of the related assets are capitalized.

Depreciation for property and equipment is allocated to cost of revenue, selling, general and administrative expenses or research and development expenses.

Accounting for the impairment of long-lived assets

Definite-lived tangible and intangible assets are amortized over their estimated useful life according to the nature and characteristics of each asset. The Company continually evaluates the reasonableness of the useful lives of these assets.

The Company reviews property and equipment and other long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value may not be recoverable in accordance with ASC 360, Property, Plant, and Equipment. An impairment loss would be recognized when the carrying amount of an asset exceeds the estimated undiscounted future cash flows expected to result from the use of the asset and its eventual disposition. The amount of the impairment loss recorded is calculated by the excess of the asset’s carrying value over its fair value.

Intangible assets

Capitalized software development costs—online game development costs

The Company capitalizes certain software development costs relating to online games that will be distributed through subscriptions or licenses. The Company accounts for software development costs in accordance with ASC 985, Costs of Software to be Sold, Leased, or Marketed. Software development costs incurred prior to the establishment of technological feasibility are expensed when incurred and are included in research and development expense. Once a software product has reached technological feasibility, then all subsequent software development costs for that product are capitalized until the product is commercially launched. Technological feasibility is evaluated on a product-by-product basis, but typically occurs when the online game has a proven ability to operate on a multiplayer level for a large number of users. Technological feasibility of a product encompasses both technical design documentation and game design documentation.

The Company amortizes capitalized software development costs relating to games and records such costs as a component of cost of revenues. Amortization is determined based on the pattern in which the economic benefits of the intangible assets are consumed or otherwise used up. If that pattern cannot be reliably determined, the straight-line method is used over the remaining estimated economic life of the game. Amortization starts when a game is available for general release to public users. The Company continually evaluates the reasonableness of the economic life of the capitalized software development costs based on the average life cycle of the games whenever each new game is commercially launched or acquired.

Capitalized software development costs for games, net of accumulated amortization and impairment, at December 31, 2015 and 2016 were nil. Amortization expense for the years ended December 31, 2014, 2015 and 2016 were ~~W~~3,990 million, ~~W~~3,948 million and nil, respectively.

The Company evaluates the recoverability of capitalized software development costs on a product-by-product basis. The recoverability of capitalized software development costs is evaluated based on the expected performance of the specific products to which the costs relate. Criteria used to evaluate expected product performance include: historical performance of comparable products using comparable technology; orders for the product prior to its release; and estimated performance of a sequel product based on the performance of the product on which the sequel is based. Capitalized costs for those products that are cancelled are expensed in the period of cancellation. In addition, an impairment loss shall be recorded when management’s forecast for a particular game indicates that unamortized capitalized costs exceed the net realizable value of that asset. Significant management judgments and estimates are utilized in the assessment of when technological feasibility is established, as well as in the ongoing assessment of the recoverability of capitalized costs. In evaluating the recoverability of capitalized costs, the assessment of expected product performance utilizes forecasted sales amounts and estimates of additional development costs to be incurred. If revised forecasted or actual product sales are changed from the original forecasted amounts utilized in the initial recoverability analysis, the actual impairment charge may be larger than originally estimated in any given period.

Impairment losses on capitalized software development cost for games for the years ended December 31, 2015 and 2016 were ~~W~~4,605 million and nil, respectively.

Capitalized software development costs—website and internal use software development costs

The Company accounts for website and internal use software development cost in accordance with ASC 340, Internal Use Software. For website and internally used software development costs, the Company expenses all costs that are incurred in connection with the planning and implementation phases of development and costs that are associated with repair or maintenance of the existing websites and software. Costs incurred in the development phase are capitalized and amortized over the estimated product life.

Research and development costs

Research and development expenses consist primarily of payroll and other overhead expenses which are all expensed as incurred (i) until technological feasibility of an online game is reached or (ii) until commercial operation of a mobile game commences. Once technological feasibility of an online game is reached, these costs are capitalized and, once commercial operation commences, amortized as cost of revenues.

Goodwill

Goodwill is accounted for under ASC 350, Intangibles—Goodwill and Other, which requires that goodwill and indefinite-lived intangible assets are not amortized, but instead be tested at least annually for impairment, and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of these assets below their carrying amount. Such an event would include unfavorable variances from established business plans, significant changes in forecasted results or volatility inherent to external markets and industries, which are periodically reviewed by the Company’s management.

Specifically, qualitative factors are assessed to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. In evaluating whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, the relevant events and circumstances are assessed. If, after assessing the totality of events or circumstances, it is determined that it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then a two-step process of the goodwill impairment test is not performed. If it is determined that it is more likely than not that the fair value of a reporting unit is less than its carrying amount, then the first step of the two-step goodwill impairment test is performed. The first step of the goodwill impairment test is used to identify potential impairment by comparing the fair value of a reporting unit with its carrying amount, including goodwill. If the carrying amount of a reporting unit exceeds its fair value, the second step of the goodwill impairment test is performed to measure the amount of impairment loss, if any. The second step of the goodwill impairment test compares the implied fair value of the reporting unit’s goodwill with the carrying amount of that goodwill. If the carrying amount of the reporting unit’s goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized immediately in an amount equal to that excess. The goodwill impairment test is carried out at the reporting unit, which is either an operating division or a subdivision, for which stand-alone financial information is available to the management personnel of such division or subdivision for evaluating operating results.

When performing goodwill impairment testing, the fair values of reporting units are determined based on valuation techniques using the best available information, primarily discounted cash flow projections. The Company makes significant assumptions and estimates about the extent and timing of future cash flows and discount rates that represent unobservable inputs into valuation methodologies.

Acquired in-process research and development (“IPR&D”) technology

Acquired IPR&D assets are considered indefinite-lived intangible assets and are not subject to amortization. An IPR&D asset must be tested for impairment annually or more frequently if events or changes in circumstances indicate that the asset might be impaired. The impairment test consists of a comparison of the fair value of the IPR&D asset with its carrying amount. If the carrying amount of the IPR&D asset exceeds its fair value, an impairment loss must be recognized in an amount equal to that excess. After an impairment loss is recognized, the adjusted carrying amount of the IPR&D asset will be its new accounting basis. Subsequent reversal of a previously recognized impairment loss is prohibited. The initial determination and subsequent evaluation for impairment of the IPR&D asset requires management to make significant judgments and estimates. Once an IPR&D project has been completed, the useful life of the IPR&D asset is determined and amortized accordingly. If an IPR&D project has been abandoned, it is immediately expensed.

The Company’s intangible assets other than capitalized software development costs and goodwill are remeasured at fair value only if an impairment charge is recognized. The Company uses unobservable inputs to the valuation methodologies that were significant to the fair value measurements, and the valuations required management judgment due to the absence of quoted market prices.

Advertising

The Company expenses advertising costs as incurred. Advertising expense was ~~W~~1,614 million, ~~W~~1,882 million and ~~W~~2,411 million for the years ended December 31, 2014, 2015 and 2016, respectively.

Accrued severance benefits and pension plan

Certain employees and directors in Korea with one year or more of service are entitled to receive a lump-sum payment upon termination of their employment with the Company based on the length of service and rate of pay at the time of termination. Accrued severance benefits are estimated assuming all eligible employees were to terminate their employment at the balance sheet date in compliance with relevant laws in Korea. The annual severance benefits expense charged to operations is calculated based upon the net change in the accrued severance benefits payable at the balance sheet date based on the guidance of ASC 715, Compensation—Retirement Benefits.

Gravity and NeoCyon introduced a defined contribution pension plan in 2005 and 2011, respectively, and provide an individual account for each participant. A plan’s defined contributions to an individual’s account are to be made for periods in which that individual renders services, the net pension cost for a period shall be the contribution called for in that period.

Foreign currency translation

The Korean parent company and its subsidiaries use their local currencies as their functional currencies. The financial statements of the subsidiaries in functional currencies other than the Korean Won are translated into the Korean Won in accordance with ASC 830, Foreign Currency Matters. All assets and liabilities of the foreign subsidiaries are translated into the Korean Won at the exchange rate in effect at the end of the period, and capital accounts are determined to be of a permanent nature and are therefore translated using historical exchange rates. Revenues and expenses are translated at average exchange rates during the period. The effects of foreign currency translation adjustments are reflected in the cumulative translation adjustment account, reported as a separate component of comprehensive income in shareholders’ equity.

Foreign currency transactions

Net gains and losses resulting from foreign exchange transactions are included in foreign currency income (losses) in the consolidated statements of comprehensive income (loss).

Income taxes

The Company accounts for income taxes under the provisions of ASC 740, Income Taxes. Under ASC 740, income taxes are accounted for under the asset and liability method. Deferred income taxes are determined based upon differences between the financial reporting and tax bases of assets and liabilities at currently enacted statutory tax rates for the years in which the differences are expected to reverse.

A valuation allowance is provided on deferred income tax assets to the extent that it is more likely than not that such deferred income tax assets will not be realized. The total income tax provision includes current tax expenses under applicable tax regulations and the change in the balance of deferred income tax assets and liabilities.

The Company follows ASC 740, Income Taxes, which prescribes a recognition threshold and measurement attribute for tax positions taken or expected to be taken in a tax return. This standard also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The evaluation of a tax position in accordance with this standard is a two-step process. In the first step, recognition, the Company determines whether it is more likely than not that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The second step addresses measurement of a tax position that meets the more-likely-than-not criteria. The tax position is measured at the largest amount of benefit that has a likelihood of greater than 50 percent of being realized upon ultimate settlement. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in (a) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, (b) a reduction in a deferred income tax asset or an increase in a deferred income tax liability or (c) both (a) and (b). Interest and penalty recognized related to uncertain tax positions are recorded as a component of income tax expense.

Segment Reporting

An operating segment is defined as a component of a company that engages in business activities for which discrete financial information is available, that is regularly reviewed by the Company’s Chief Operating Decision Maker (the “CODM”) to make decisions about resources to be allocated to the segment and assess its performance. In accordance with ASC 280, Segment Reporting, the Company currently operates and manages its business as several operating and reportable segments (See Note 15).

Fair Value Measurements

The Company follows ASC 820, Fair Value Measurements and Disclosures, with respect to assets and liabilities that are measured at fair value on a recurring basis and nonrecurring basis. Under the standard, fair value is defined as the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset and liability. As a basis for considering such assumptions, a fair value hierarchy has been established that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1—Quoted prices in active exchange markets involving identical assets or liabilities.

•	Level 2—Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

•	Level 3—Inputs that are generally unobservable and typically reflect management estimates of assumptions and inputs using a binomial lattice model as the valuation technique.

Fair Value of Financial Instruments

ASC 825, Financial Instruments, requires disclosure of the fair value of financial instruments for which the determination of fair value is practicable. The fair values of the Company’s cash and cash equivalents, short-term financial instruments, accounts receivable and other current assets, accounts payable and other current liabilities approximate carrying values due to the short maturity of these instruments.

Earnings (losses) per share

Basic earnings (losses) per share is computed by dividing net income (loss) attributable to common shareholders by the weighted average number of common shares outstanding for all periods. Diluted earnings (losses) per share is computed by dividing net earnings (losses) by the weighted average number of common shares outstanding, increased by common stock equivalents. However, for each of three years in the period ended December 31, 2016, there has been no common stock equivalent.

Recent accounting pronouncements

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers, as a new Topic, Accounting Standards Codification (“ASC”) Topic 606. The new revenue recognition standard relates to revenue from contracts with customers, which, along with amendments issued in 2015 and 2016, will supersede nearly all current U.S. GAAP guidance on this topic and eliminate industry-specific guidance. The underlying principle is that an entity will recognize revenue to depict the transfer of goods or services to customers at an amount that the entity expects to be entitled to in exchange for those goods or services. The standard, as amended, will be effective for annual reporting periods (including interim reporting period within those periods) beginning after December 15, 2017. The standard provides for either full retrospective adoption or a modified retrospective adoption by which it is applied only to the most current period presented. The Company has not yet selected a transition method.

The Company is in initial stages of evaluating the impact of the new standard on its accounting policies, processes, and system requirements. While the Company is continuing to assess all potential impacts of this standard, the Company currently believes that the most significant impact relates to its accounting for the revenues from long-term contracts. The actual treatment required under the standard may vary based on specific contract terms and therefore, the amounts of impact on historical financial statements are not yet determined.

In November 2015, the FASB issued ASU 2015-17, Balance Sheet Classification of Deferred Taxes, an amended standard, requiring that the Company classify all deferred tax assets and liabilities as non-current on the balance sheet instead of separating deferred taxes into current and non-current. The amended standard is effective for the Company beginning in the first quarter of 2017. The amended standard may be adopted on either a prospective or retrospective basis. The Company does not expect that the adoption of this standard will have a significant impact on the Company’s financial position or results of operations.

In January 2016, the FASB issued ASU No. 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities, which revises the classification and measurement of investments in equity securities and the presentation of certain fair value changes in financial liabilities measured at fair value. This standard is effective beginning January 1, 2018 with early adoption permitted and the Company is evaluating whether the Company will elect to early adopt these provisions. The Company does not expect that the adoption of this standard will have a significant impact on the Company’s financial position or results of operations.

In February 2016, the FASB issued ASU No. 2016-02, Leases, replacing existing lease accounting guidance. The new standard introduces a lessee model that would require entities to recognize assets and liabilities for most leases, but recognize expenses on their income statements in a manner similar to current accounting. The ASU does not make fundamental changes to existing lessor accounting. However, it modifies what qualifies as a sales-type and direct financing lease and related accounting and aligns a number of the underlying principles with those of the new revenue standard, ASU No. 2014-09, such as evaluating how collectability should be considered and determining when profit can be recognized. The guidance eliminates existing real estate-specific provisions and requires expanded qualitative and quantitative disclosures. The standard requires modified retrospective transition by which it is applied at the beginning of the earliest comparative period presented in the year of adoption. This standard will be effective for annual reporting periods (including interim reporting period within those periods) beginning after December 15, 2018. The Company is currently assessing this ASU’s impact on the Company’s consolidated results of operations and financial condition.

In August 2016, the FASB issued ASU No. 2016-15, Classification of Certain Cash Receipts and Cash Payments, which is intended to reduce diversity in practice in how certain cash receipts and payments are presented and classified in the statement of cash flows. The standard provides guidance in a number of situations including, among others, settlement of zero-coupon bonds, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, and distributions received from equity method investees. The ASU also provides guidance for classifying cash receipts and payments that have aspects of more than one class of cash flows. For Gravity, this ASU is effective January 1, 2018, with early adoption permitted. The standard requires application using a retrospective transition method. The Company does not expect this ASU to have a material impact on the Company’s consolidated statements of cash flows.

In January 2017, the FASB issued ASU No. 2017-01, Clarifying the Definition of a Business, which narrows the existing definition of a business and provides a framework for evaluating whether a transaction should be accounted for as an acquisition (or disposal) of assets or a business. The ASU requires an entity to evaluate if substantially all of the fair value of the gross assets acquired is concentrated in a single identifiable asset or a group of similar identifiable assets; if so, the set of transferred assets and activities (collectively, the set) is not a business. To be considered a business, the set would need to include an input and a substantive process that together significantly contribute to the ability to create outputs. The standard also narrows the definition of outputs. The definition of a business affects areas of accounting such as acquisitions, disposals and goodwill. Under the new guidance, fewer acquired sets are expected to be considered businesses. For Gravity, this ASU is effective January 1, 2018 on a prospective basis with early adoption permitted. The impact on the Company’s financial statements will depend on the facts and circumstances of any specific future transactions.